                                                                    EXHIBIT 99.1

                          HUMAN GENOME SCIENCES, INC.

                             LETTER OF TRANSMITTAL

          TO CONVERT 5 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2006 OF HUMAN GENOME SCIENCES, INC. INTO ADDITIONAL SHARES OF ITS COMMON STOCK

     This Letter of Transmittal (the "Letter of Transmittal") is to be completed, signed and mailed or delivered by the holders (the "Holders") of the 5 1/2% Convertible Subordinated Notes Due 2006 (the "Notes") of Human Genome Sciences, Inc., a Delaware corporation (the "Company"), who wish to convert their Notes into 19.1571 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock") per $1,000 aggregate principal amount of Notes, and to receive an additional $180 for each $1,000 aggregate principal amount of Notes so converted payable in shares of its Common Stock based upon the average of the closing prices on the three days prior to the last day of the offer and accrued interest from January 1, 2000 payable in cash, upon the terms and
subject to the conditions set forth in the Prospectus dated December   , 1999
(the "Prospectus") and this Letter of Transmittal.

           THE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
               , 2000, (AS SUCH DATE MAY BE EXTENDED, THE "EXPIRATION DATE"). NOTES TENDERED MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                             The Exchange Agent is:

                              THE BANK OF NEW YORK

                      By Mail, Overnight or Hand Delivery:

                              The Bank of New York
                               101 Barclay Street
                                 Reorganization
                                  Floor 7 East
                               New York, NY 10286
                          Attention: Tolutope Adeyoju

                           By Facsimile Transmission:

                        (For Eligible Institutions Only)
                                 (212) 815-6339

                             Confirm by Telephone:

                                 (212) 815-3738

--------------------------------------------------------------------------------
            DESCRIPTION OF NOTES TENDERED (SEE INSTRUCTIONS 5 AND 7)

------------------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                 NOTES TENDERED
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON NOTE(S))                 (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL PRINCIPAL
                                                                                    AMOUNT OF NOTES
                                                             NOTE CERTIFICATE        REPRESENTED BY      PRINCIPAL AMOUNT OF
                                                                NUMBER(S)*        NOTE CERTIFICATE(S)      NOTES TENDERED**
                                                          --------------------------------------------------------------------

                                                            ---------------------------------------------------------------

                                                            ---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
             Total Principal Amount of Notes
------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by Note holders tendering by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all Notes represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 5 and 9.
--------------------------------------------------------------------------------

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used if Notes are to be forwarded herewith or if delivery of Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") or (hereinafter collectively referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus. Note holders who cannot deliver their Notes and all other documents required hereby to the Exchange Agent by
            , 2000 (the "Expiration Date") must tender their Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. See Instruction
2. Delivery of documents to the Company or to a Book-Entry Transfer Facility does not constitute a valid delivery.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     DTC Account No.:
--------------------------------------------------------------------------------

     DTC Transaction Code No.:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

     Name(s) of Registered Note Holder(s)
------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
---------------------------------------------------------

     Name of Institution that Guaranteed Delivery
----------------------------------------------------------------

     If Delivery is by Book-Entry Transfer:

     DTC Account No.:
--------------------------------------------------------------------------------

     DTC Transaction Code No.:
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To The Bank of New York, as Exchange Agent:

     The undersigned hereby acknowledges that he or she has received the Prospectus of Human Genome Sciences, Inc., a Delaware corporation (the
"Company"), dated December   , 1999 (the "Prospectus"), and this Letter of
Transmittal, which together constitute the Company's offer (the "Offer") to convert, subject to the terms and conditions set forth in the offer, its 5 1/2% Convertible Subordinated Notes Due 2006 (the "Notes") for 19.1571 shares of its common stock, $.01 par value per share (the "Common Stock"), for each $1,000 in principal amount of Notes and to issue an additional $180 for each $1,000 aggregate principal amount of Notes so converted payable in shares of its Common Stock based upon the average of the closing prices of its Common Stock on the three days prior to the last day of the offer and accrued interest from January 1, 2000 payable in cash.

     The undersigned hereby tenders to the Company the above-described Notes for conversion pursuant to the offer. The undersigned wishes to tender the principal amount of Notes set forth above for conversion into shares of Common Stock pursuant to the offer.

     The undersigned understands that tenders of Notes pursuant to the procedures described in the Prospectus under the heading "The
Offer -- Procedures for Tendering Notes" and the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions described in the Prospectus. The undersigned represents and warrants that the undersigned has full power and authority to surrender and deliver to you the above listed Notes, and to tender, sell and assign the Notes being tendered pursuant hereto, without restriction. The undersigned shall, upon request, execute and deliver any additional documents necessary or desirable to complete the surrender of such Notes.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to deliver to the Company the above listed Notes (together with all accompanying evidence of authenticity), against receipt by the Exchange Agent (as agent of the undersigned) of certificates representing that number of shares of Common Stock and cash that the undersigned is entitled to receive for such Notes pursuant to the offer. All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned and all obligations of the undersigned shall be binding upon the successors, heirs, executors, administrators, legal representatives and assigns of the undersigned.

     The undersigned understands that tenders of Notes pursuant to any one of the procedures described in the Prospectus and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may terminate or amend the offer or may postpone the acceptance for conversion of Notes tendered or may not be required to convert any of the Notes tendered hereby other than in accordance with their terms or may accept for conversion fewer than all of the Notes tendered hereby.

     Unless otherwise indicated under the "Special Conversion Instructions," please issue Common Stock and a check for accrued interest and payments in lieu of fractional shares, and any untendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under the "Special Delivery Instructions," please mail the certificates representing Common Stock and a check for accrued interest and payments in lieu of fractional shares and any untendered Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both the "Special Conversion Instructions" and the "Special Delivery Instructions" are completed, please issue certificates representing Common Stock Notes and a check for accrued interest and payments in lieu of fractional shares and any untendered Notes in the name(s) of, and forward certificates representing Common Stock to, the person(s) so indicated.

                                   SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on Note certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an officer of a corporation, trustee, executor, administrator, guardian, attorney or other person acting in a fiduciary or representative capacity, please set forth full title. For general information see Instructions. For information concerning signature guarantees see Instruction 3.)

Dated:________________,  _______________

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title):
--------------------------------------------------------------------------------
                               (SEE INSTRUCTIONS)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------

Area Code and Telephone Number:
----------------------------------------------------------------------------

                            GUARANTEE OF SIGNATURES
                               (SEE INSTRUCTIONS)

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number:
----------------------------------------------------------------------------

Dated:________________,  _______________

                        SPECIAL CONVERSION INSTRUCTIONS

     To be completed ONLY if certificates for shares of Common Stock or Notes not tendered or accepted for conversion and the check for accrued interest and cash in lieu of fractional shares, are to be issued in the name of and sent to someone other than the undersigned.

Issue Certificate(s) to:

Name
-------------------------------------------
                                 (PLEASE PRINT)

Address
-----------------------------------------

---------------------------------------------------
                               (INCLUDE ZIP CODE)

---------------------------------------------------
                             (TAX IDENTIFICATION OR
                              SOCIAL SECURITY NO.)

                        (SEE SUBSTITUTE FORM W-9 BELOW)

---------------------------------------------------

---------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

     To be completed ONLY if certificates for shares of Common Stock, issued in the name of the undersigned, or the cash for accrued interest and in lieu of fractional shares or Notes not tendered or accepted for conversion, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail Certificate(s) to:

Name
-------------------------------------------
                                 (PLEASE PRINT)

Address
-----------------------------------------

---------------------------------------------------
                               (INCLUDE ZIP CODE)

---------------------------------------------------

---------------------------------------------------

                                  INSTRUCTIONS

                           FORMING PART OF THE OFFER

1. LETTER OF TRANSMITTAL.

     This Letter of Transmittal is being provided to you to effect the conversion of Notes for shares of the Company's Common Stock and acceptance of the Offer.

2. GUARANTEED DELIVERY PROCEDURES.

     Holders who wish to tender their Notes and (i) whose Notes are not immediately available or (ii) who cannot deliver their Notes or any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date (or complete the procedure for book-entry transfer on a timely basis), may tender their Notes according to the guaranteed delivery procedures set forth herein. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution and a Notice of Guaranteed Delivery (as defined in the Letter of Transmittal) must be signed by such Holder, (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Notes, and the principal amount of tendered Notes, stating that the tender is being made thereby and guaranteeing that, within three business days after the date of delivery of the Notice of Guaranteed Delivery, the tendered Notes, a duly executed Letter of Transmittal or an Agent's Message (as defined in the Letter of Transmittal) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent, and (iii) such properly completed and executed documents required by the Letter of Transmittal and the tendered Notes in proper form for transfer (or confirmation of a book-entry transfer of such Notes into the Exchange Agent's account at any Book-Entry Transfer Facility and the receipt of an Agent's Message) must be received by the Exchange Agent within three business days after the date of delivery of the Notice of Guaranteed Delivery. Any holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to 5:00 p.m., New York City time, on the Expiration Date.

3. SIGNATURES.

     (a) All signatures must correspond exactly with the way your name is written on the Note certificate(s) without alteration, variation or any change whatsoever.

     (b) If the Note(s) surrendered with this Letter of Transmittal is (are) owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

     (c) If your Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Notes.

     (d) If the Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the registered Note holder, such person must indicate their capacity when signing this Letter of Transmittal and must submit proper evidence of his or her authority to act.

4. SIGNATURE GUARANTEE.

     Each signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Notes surrendered for exchange pursuant hereto are tendered (i) by a registered holder of the Notes who has not completed either the box entitled "Special Conversion Instructions" or the box entitled "Special Delivery Instructions" in the Letter of Transmittal, or (ii) for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In the event that a signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, is required to be guaranteed, such guarantee must be by an Eligible Institution. If the Note holder is a person other than the signer of this Letter of Transmittal, see Instruction 7.

5. DESCRIPTION OF NOTES TENDERED.

     Please review, and if required, make any corrections to, the form entitled "DESCRIPTION OF NOTES TENDERED" which sets forth the Notes which are to be delivered to the Company with this Letter of Transmittal upon your acceptance of the offer.

6. INADEQUATE SPACE.

     If the space provided is inadequate, the numbers of the Note certificate(s) delivered for exchange should be listed on a separate signed schedule and attached hereto.

7. BOND POWERS AND ENDORSEMENTS.

     If the Letter of Transmittal is signed by a person other than the registered holder of the Notes, the Notes surrendered for exchange must either
(i) be endorsed by the registered holder, with the signature thereon guaranteed by an Eligible Institution, or (ii) be accompanied by a bond power, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder, with the signature thereon guaranteed by an Eligible Institution. The term "registered holder" as used herein with respect to the Notes means any person in whose name the Notes are registered on the books of the Registrar.

8. PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If fewer than all the Notes represented by any Note certificate delivered to the Exchange Agent are to be tendered, fill in the number of Notes that are to be tendered in the box entitled "Number of Notes Tendered." In such case, a new Note certificate for the remainder of the Notes represented by the old Note certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Exchange Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the offer. All Notes represented by Note certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

9. SPECIAL DELIVERY INSTRUCTIONS.

     Unless instructions to the contrary are given in the Special Delivery Instructions on this Letter of Transmittal, certificates for shares of Common Stock issued pursuant to this Letter of Transmittal, together with any untendered Note(s), check for accrued interest and cash in lieu of factional shares, will be mailed to the address of the registered owner shown in the records of the Company.

10. ADDITIONAL COPIES.

     Additional copies of this Letter of Transmittal may be obtained from, and all inquires with respect to the surrender of the Notes should be made directly Georgeson Shareholder Communications Inc. at its address and telephone numbers listed on the back of this Letter of Transmittal.

11. SUBSTITUTE FORM W-9; WITHHOLDING.

     Each surrendering Note holder is required to provide the Exchange Agent with such Note holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 provided below and to certify whether the Note holder is subject to backup withholding. The TIN that must be provided is that of the registered holder of the Note(s) or of the last transferee appearing in the transfers attached to or endorsed on the Note certificate(s). Failure to provide the information on the Substitute Form W-9 may subject the surrendering Note holder to backup withholding on cash payments made to such surrendering Note holder with respect to the Notes and on future interest payments or dividends, if any, paid by the Company. A Note holder must cross out item (2) in the Certification box of Substitute Form W-9 (Part 3) if such Note holder has been notified by the Internal Revenue Service that such Note holder is currently subject to backup withholding. The box in Part 2 of the Substitute Form W-9 should be checked if the surrendering Note holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked and the Exchange Agent is not provided with a TIN within sixty (60) days thereafter, the Exchange Agent will withhold 31% of all such interest payments and dividends until a TIN is provided to the Exchange Agent. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ("IRS") disclosing any payments of cash being made to each Note holder pursuant to the Offer and to impose backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed by the IRS and payments made for Notes may be subject to backup withholding. Withholding is also required if the IRS notifies the recipient that it is subject to backup withholding as a result of a failure to report interest and dividends.

     In order to avoid backup withholding of Federal income tax resulting from a failure to provide a correct certification, a recipient who is a United States citizen or resident must provide the Exchange Agent with his or her correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 as set forth on this Letter of Transmittal. Such recipient must certify under penalties of perjury that such number is correct and that such recipient is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Note(s) or of the last transferee appearing on the transfers attached to or endorsed on the Note certificate(s). Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the recipient. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

------------------------------------------------------------------------------------------------------------------------
                                PAYER: THE BANK OF NEW YORK (PLEASE SEE INSTRUCTION 12)
------------------------------------------------------------------------------------------------------------------------
                                                                                           Social Security Number(s) or
  SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT     Employer Identification
  FORMW-9                      AND CERTIFY BY SIGNING AND DATING BELOW                     Number ____________
                             -------------------------------------------------------------------------------------------

 DEPARTMENT OF THE
  TREASURY INTERNAL            PART 2--Certification under penalties of perjury, I
  REVENUE SERVICE              certify that (1) the number shown on this form is my      [ ]
  PAYER'S REQUEST FOR          correct Taxpayer Identification Number (or I am waiting
  TAXPAYER IDENTIFICATION      for a number to be issued for me) and (2) I am not
  NUMBER (TIN)                 subject to backup withholding because: (a) I am exempt
                               from backup withholding, (b) I have not been notified
                               that I am subject to backup withholding as a result of a
                               failure to report all interest or dividends or (c) the
                               Internal Revenue Service has notified me that I am no
                               longer subject to backup withholding.
                               --------------------------------------------------------
                               PART 3--Awaiting TIN [ ]                    PART
                               4--Exempt TIN [ ]
                             --------------------------------------------------------
                               CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the
                               IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4.

                               Signature ________________________________________  Date ________________
------------------------------------------------------------------------------------------------------------------------

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                     IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------------------------
                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration
 Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.
  Signature ______________________________________________________ Date ---------------------
  Signature ______________________________________________________ Date ---------------------
--------------------------------------------------------------------------------------------------

     FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

                    The Information Agent for the Offer is:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                                17 State Street
                                   10th Floor
                            New York, New York 10004
                Bankers and brokers call collect: (212) 440-9800
                   All others call toll-free: (800) 223-2064

                      The Dealer Manager for the Offer is:

                     CREDIT SUISSE FIRST BOSTON CORPORATION
                             Eleven Madison Avenue
                         New York, New York 10010-3629
                        Call Toll Free (800)

                               December   , 1999